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                                                                   Exhibit 10.20


                                    AGREEMENT



         This Agreement (hereinafter "Agreement") is entered into this 15th day of October 1997, by and among Conley, Canitano & Assoc., Inc., an Ohio corporation (together with any predecessors or successors thereto, the "Company"), Annette M. Canitano, Nicholas A. Canitano, Karen M. Conley, Kenneth
L. Conley, NAC Enterprises, Inc., CKCK Enterprises, Inc., Kenneth L. Conley Charitable Remainder Trust, Karen M. Conley Charitable Remainder Trust (collectively the "Shareholders" and individually a "Shareholder"), TA/Advent VIII, L.P., Advent Atlantic and Pacific L.P., TA Venture Investors Limited Partnership, Kenneth T. Schiciano, A. Bruce Johnston, McDonald & Company Securities, Inc., McD Venture Capital Fund, L.P. and GHK Investments, L.L.C. (together with their successors and assigns, collectively the "Investors," and each individually an "Investor") and Joseph Minadeo ("Minadeo").

         WHEREAS, Minadeo, the Company and certain of the Shareholders are party to a certain Amended and Restated Share Redemption and Purchase Agreement, dated July 1, 1997, as amended October 13, 1997 (the "Redemption Agreement");

         WHEREAS, Minadeo has been advised that the Company, the Shareholders and certain of the Investors have reached an agreement with respect to an investment by certain of the Investors in the Company and a concurrent redemption by the Company from the Shareholders of a portion of their capital stock of the Company, which draft of such agreement is set out in further detail in the Stock Purchase and Shareholders Agreement attached hereto as Exhibit A (the "Purchase Agreement");



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         WHEREAS, the consummation of the transactions contemplated by the
Purchase Agreement is conditioned upon the execution of this Agreement and the consummation of the transactions contemplated hereby; and

         WHEREAS, Minadeo has made an independent and informed decision that the transactions contemplated by the Purchase Agreement and this Agreement are in his best interests because (i) the transactions contemplated by the Purchase Agreement will result in the acceleration of certain payments to Minadeo by the Company and certain of the Shareholders and certain additional payments to Minadeo by the Company pursuant to the terms of the Redemption Agreement and
(ii) the transactions contemplated by this Agreement will result in an additional payment to Minadeo as set forth in paragraph 1 below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Shareholders, Investors and Minadeo agree as follows:

         1. PAYMENT. Upon execution of this Agreement, the Company agrees to pay to Minadeo or his designee the sum of five thousand dollars ($5,000).

         2. RELEASE BY MINADEO
            ------------------

         For and in consideration of the $5,000 payment and the additional covenants and promises set forth in this Agreement and the Redemption Agreement, Minadeo and his successors, assigns, heirs and beneficiaries (the "Minadeo Releasing Parties") hereby fully and finally release, acquit and forever discharge the Company, the Shareholders, the Investors and each of their present and former officers, directors, general partners, trustees, shareholders, representatives, employees, partners, principals, agents, affiliates, subsidiaries, predecessors, successors, assigns,


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beneficiaries, heirs, executors, insurers and attorneys (collectively, the
"Released Parties") from any and all actions, debts, claims, counterclaims, demands, liabilities, damages, causes of action, costs, expenses, and compensation of every kind and nature whatsoever, past, present, or future, in law or in equity, whether known or unknown, which Minadeo had, has, or may have had from the beginning of the world to the date of this Agreement against the Released Parties, or any of them, including but not limited to any claims which relate to or arise out of Minadeo's prior relationship with Company or stock ownership in the Company. In executing this Release, Minadeo acknowledges that he has been informed that the Company and the Investors may from time to time enter into agreements for additional types of financing, including recapitalizations and initial public offerings of common stock of the Company, and also may pursue acquisitions or enter into agreements for the sale of the Company or its assets, and that any and all claims arising from or relating to such transactions (without limitation) are intended to be encompassed within the scope of this release, and that the sole exception to the scope of this release is for claims arising directly from a breach of this Agreement.

         3.       COVENANT NOT TO SUE
                  -------------------

         Minadeo further agrees not to institute any litigation, lawsuit, claim or action against the Company, the Shareholders or the Investors, or any of them, which arises from, or is alleged to arise from, or relate to, or is based on, or is in any way connected with, in whole or in part, Minadeo's prior relationship with the Company or his ownership of stock in the Company, excepting only claims arising directly from a breach of this Agreement.

         4.       NO RELIANCE ON REPRESENTATIONS BY THE RELEASED PARTIES
                  ------------------------------------------------------


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         Minadeo hereby represents and warrants that he and his counsel have adequate information regarding the terms of this Agreement, the scope and effect of the releases set forth herein, and all other matters encompassed by this Agreement to make an informed and knowledgeable decision with regard to entering into this Agreement, and that he has independently and without reliance upon the Released Parties made his own analysis and decision to enter into this Agreement. Minadeo acknowledges and hereby verifies that the Released Parties, and each of them, have not made any representation or warranty and have no duty or obligation to him, whether express or implied, of any kind or character, except as expressly set forth herein.

         5.       INTERPRETATION
                  --------------

         This Agreement shall not be construed against the drafter hereof.

         6.       SUFFICIENCY OF CONSIDERATION
                  ----------------------------

         The parties acknowledge that the covenants contained in this Agreement provide good and sufficient consideration for every promise, duty, release, obligation, agreement and right contained in this Agreement.

         7.       LAW GOVERNING AND CONSENT TO JURISDICTION
                  -----------------------------------------

         This Agreement, and all claims and disputes arising in connection with this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. All judicial proceedings brought with respect to this Agreement shall be brought in the Massachusetts state courts or the United States District Court for the District of Massachusetts.

         8.       MULTIPLE COUNTERPARTS
                  ---------------------


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         This Agreement may be executed in a number of identical counterparts, all of which shall constitute one agreement.

         9.       ENTIRE AGREEMENT
                  ----------------

         This Agreement contains all of the representations and warranties, express and implied, oral and written, between and among the parties hereto, and the entire understanding and agreement between and among the parties with respect to the subject matter hereof. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, negotiations, proposed agreements and agreements, or representations, covenants and warranties with respect to the subject matter hereof are merged herein, waived, superseded and replaced in total by this Agreement. This is an integrated agreement and it may not be altered and modified except by a writing signed by all parties in interest at the time of the authorization and modification.

                        [Signatures on following pages]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal in several counterparts, and each is an original as of the first date written above.

                                         JOSEPH MINADEO


                                         /s/ Joseph Minadeo
                                         --------------------------------------

                                         COMPANY:

                                         CONLEY, CANITANO & ASSOC., INC.


                                         By: /s/ Karen Conley
                                            ------------------------------------
                                         Name:   Karen M. Conley
                                         Title:  Ssecretary-Treasurer


                                         SHAREHOLDERS:


                                          /s/ Annette M. Canitano
                                         --------------------------------------
                                         Annette M. Canitano


                                          /s/ Nicholas A. Canitano
                                         --------------------------------------
                                         Nicholas A. Canitano


                                          /s/ Karen M. Conley
                                         --------------------------------------
                                         Karen M. Conley


                                          /s/ Kenneth L. Conley
                                         --------------------------------------
                                         Kenneth L. Conley





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                                NAC Enterprises, Inc.


                                By: /s/ Annette M. Canitano
                                   -------------------------------------
                                Name:   Annette M. Canitano
                                Title:  Secretary



                                CKCK Enterprises, Inc.


                                By: /s/ Kenneth L. Conley
                                   -------------------------------------
                                Name:   Kenneth L. Conley
                                Title:  President



                                Karen M. Conley Charitable Remainder Trust


                                By:  /s/ Karen M. Conley
                                   -------------------------------------
                                Name:   Karen M. Conley
                                Title:  Trustee



                                Kenneth L. Conley Charitable Remainder Trust


                                By: /s/ Kenneth L. Conley
                                   -------------------------------------
                                Name:   Kenneth L. Conley
                                Title:  Trustee






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                                      INVESTORS:

                                      TA INVESTORS:


                                      TA/ADVENT VIII L.P.
                                      By:      TA Associates VIII L.P.,
                                               its General Partner
                                      By:      TA Associates, Inc.,
                                               its General Partner

                                              *
                                      -----------------------------------------
                                      Name:
                                      Title:



                                      ADVENT ATLANTIC AND PACIFIC III L.P.
                                      By:      TA Associates AAP III Partners,
                                               its General Partner
                                      By:      TA Associates, Inc.,
                                               its General Partner


                                              *
                                      -----------------------------------------
                                      Name:
                                      Title:


                                      TA VENTURE INVESTORS LIMITED
                                      PARTNERSHIP


                                              *
                                      -----------------------------------------
                                      Name:
                                      Title:


                                       /s/ Kenneth T. Schiciano
                                      -----------------------------------------
                                      Kenneth T. Schiciano


                                       /s/ A. Bruce Johnston
                                      -----------------------------------------
                                      A. Bruce Johnston


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                                       MCDONALD INVESTORS:

                                       McDONALD & COMPANY SECURITIES, INC.


                                       By: /s/ Ralph M. Della Ratta, Jr.
                                          ---------------------------------
                                          Name:   Ralph M. Della Ratta, Jr.
                                          Title:  Senior Managing Director


                                       McD VENTURE CAPITAL FUND, L.P.


                                       By: /s/ Ralph M. Della Ratta, Jr.
                                          ---------------------------------
                                          Name:   Ralph M. Della Ratta, Jr.
                                          Title:  General Partner



                                       GHK INVESTMENTS, L.L.C.


                                       By:  /s/ William R. Koehler
                                          ---------------------------------
                                          Name:  William R. Koehler
                                          Title: Agent





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